UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 8, 2005

Clearant, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50309	912190195
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11111 Santa Monica Blvd., Suite 650, Los Angeles, California		90025
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(310) 479-4570

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Jon M. Garfield has agreed to become Chief Financial Officer effective August 15, 2005. Mr. Garfield, age 41, has served as an independent financial consultant, including SEC reporting obligations and Sarbanes-Oxley compliance since January 2001. From 1998 until January 2001, he served as Chief Financial Officer of software developer Simplified Development, Inc and Network Enhanced Telecom, LLP, an ASP for telecom service providers. From 1996 to 1998, he served as Vice President of Acquisitions for NYSE ground transportation consolidator Coach USA, Inc. From 1991 to 1996, Mr. Garfield served as Corporate Assistant Controller of Maxxim Medical, Inc. Maxxim was a NYSE manufacturer and distributor of medical products. From 1986 to 1991 he practiced public accounting with PricewaterhouseCoopers and Arthur Andersen. Mr. Garfield received a Bachelor of Business Administration in Accounting from University of Texas, Austin.

Mr. Garfield will receive an annual base salary of $240,000, and will be eligible to receive annual bonuses targeted at 30% of his base salary based on achieving certain milestones. His base salary may be increased annually. He will receive executive benefits including group medical and dental insurance, $360,000 of term life insurance, accidental death and long-term disability insurance, sports club membership, and reasonable and customary moving expenses. Subject to Compensation Committee approval, he will be granted options to purchase 200,000 shares of common stock at the fair market value on the date of grant, vesting 25% each year over 4 years. In the event that Mr. Garfield is terminated without good cause prior to the end of the term, he will receive a portion of his compensation, and continued medical benefits, and a portion of his unvested options will vest. An additional 200,000 options will be granted to Mr. Garfield based on performance incentives.

There are no family relationships between Mr. Garfield and any directors or executive officers of the company. He has not had a material interest in any transactions of the company since the beginning of the last fiscal year.

Due to personal family reasons, Donald J. Lewis has resigned as Chief Financial Officer effective August 15, 2005.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clearant, Inc.

August 12, 2005	By:	/s/ Donald J. Lewis

Name: Donald J. Lewis
Title: Chief Financial Officer